SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549





                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





                Date of Report:  January 22, 1998



                         THE KROGER CO.
     (Exact name of registrant as specified in its charter)


An Ohio Corporation           No. 1-303        31-0345740
(State or other jurisdiction  (Commission File (IRS Employer
of incorporation)             Number)           Number)

1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000

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Item 5.   Other Events
------    ------------
          On January 22, 1998, the Company released its earnings for the Fourth Quarter and Fiscal Year 1997 in the form attached hereto as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits
------    ---------------------------------
          (c)  Exhibits

               99.1 Other Exhibits--Earnings Release for
               Fourth Quarter and Fiscal Year 1997
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                            SIGNATURE
                            ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              THE KROGER CO.


January 22, 1998              By: (Paul W. Heldman)
                                   ---------------
                                   Paul W. Heldman
                                   Senior Vice President,
                                     Secretary and General
                                     Counsel

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                          EXHIBIT INDEX
                         --------------

Exhibit
-------

99.1 Other Exhibits--Earnings Release for Fourth Quarter and Fiscal Year 1997

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